SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            FOCUS Enchancements, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[  ]     Fee paid previously with preliminary materials: _________________

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No:

         (3)      Filing party:

         (4)      Date Filed:

                            FOCUS ENHANCEMENTS, INC.
                               600 Research Drive
                         Wilmington, Massachusetts 01887
                                 (978) 988-5888

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

                            To Be Held July 26, 1999

TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of FOCUS Enhancements, Inc., a Delaware corporation, will be held on Friday, July 26, 1999, at 9:00 a.m., at the Crown Plaza Hotel, Woburn, Massachusetts, for the following purposes:

     1.   To elect two Class I directors to serve for a three-year term;

     2.   To approve the Company's Employee Stock Purchase Plan;

     3.   To approve the Company's 1998 Non-Qualified Stock Option Plan;

     4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 25,000,000 to 30,000,000;

     5. To ratify the selection of the firm of Wolf & Company, P.C. as the Company's independent auditors for the fiscal year ending December 31, 1999; and

     6. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on June 11, 1999 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                        By Order of the Board of Directors,

                                        THOMAS L. MASSIE
                                        Chairman of the Board
                                        President and Chief Executive Officer
June 25, 1999

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                            FOCUS ENHANCEMENTS, INC.
                               600 Research Drive
                         Wilmington, Massachusetts 01887
                                 (978) 988-5888

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                                  June 25, 1999

General


         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of FOCUS Enhancements, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, July 26, 1999, at 9:00 a.m., at the Crown Plaza Hotel, Woburn, Massachusetts.

         Only stockholders of record as of June 11, 1999 will be entitled to vote at the Meeting and any adjournments thereof. As of June 11, 1999, ________ shares of common stock, $.01 par value (the "Common Stock"), of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy.

         The Company's Annual Report on Form 10-KSB/A, containing financial statements for the fiscal year ended December 31, 1998, is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote at the Meeting. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about the date above.

Proxies

         Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by notice to the Secretary of the Company at any time before it is exercised.

         The persons named as attorneys in the proxies are directors and officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted as described further below. At the Meeting, stockholders will consider and vote upon proposals to (i) elect two Class I directors to serve for a three-year term; (ii) approve the Company's Employee Stock Purchase Plan; (iii) approve the Company's 1998 Non-Qualified Stock Option Plan; (iv) approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 30,000,000; and (v) ratify the selection of Wolf & Company, P.C. as the Company's independent auditors for the fiscal year ending December 31, 1999. Where a choice has been specified on a properly executed proxy with respect to any of the foregoing proposals, the shares represented by the proxy will be voted in accordance with such specification and will otherwise be voted FOR the proposal if no specification is made and the proxy is otherwise properly executed.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all properly executed proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

Quorum; Votes Required

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock is necessary to establish a quorum for the transaction of business at the Meeting. Votes withheld from any Director nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker "non-vote" occurs with respect to any proposal when a broker holding shares for a beneficial owner does not vote on such proposal because the broker does not have discretionary voting power with respect to such proposal and has not received instructions as to how to vote with respect to such proposal from the beneficial owner.

         Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. The approvals of the Employee Stock Purchase Plan and the 1998 Non-Qualified Stock Option Plan and the ratification of Wolf & Company, P.C. as the Company's independent auditors require the affirmative vote of a majority of the shares present and voting at the Meeting. The approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 30,000,000 requires the affirmative vote of at least a majority of all outstanding shares of Common Stock.

         An automated system administered by the Company's transfer agent tabulates the votes. The vote on each proposal submitted to stockholders is tabulated separately. Abstentions and broker non-votes are not included in the number of shares counted as present or represented and voting on any proposal at the Meeting, and, therefore, have no effect on the voting for election of Directors, approval of the Employee Stock Purchase Plan or the 1998 Non-Qualified Stock Option Plan or ratification of the selection of Wolf & Company, P.C. as the Company's independent auditors. Abstentions and broker non-votes, however, have the same effect as votes "against" the proposal to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock on June 20, 1999 by (i) each person known to the Company who beneficially owns 5% or more of the 18,005,090 outstanding shares of its Common Stock, (ii) each director of the Company, (iii) each executive officer identified in the Summary Compensation Tables below, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

                                                                Amount of Beneficial Ownership
                                                                ------------------------------

Name of Beneficial Owner                                         Number of Shares                Percent(1)
------------------------                                         ----------------                ----------
Thomas L. Massie (2)                                                    1,019,648                   5.66

John C. Cavalier (3)                                                      227,185                   1.26

William B. Coldrick (4)                                                   334,292                   1.86

Timothy E. Mahoney (5)                                                     79,667                      *

Dr. Robert C. Eimers (6)                                                        0                      *

William Dambrackas (7)                                                          0                      *

                                                  -2-

Christopher P. Ricci (8)                                                   33,334                      *

Gary M. Cebula (9)                                                         19,667                      *

Brett A. Moyer (10)                                                       178,667                      *

Thomas Hamilton (11)                                                      128,975                      *

Steve R. Morton (12)                                                      127,975                      *

J. Steven Wood (13)                                                       132,796                      *

Richard J. O'Connell (14)                                                 115,171                      *

William R. Schillhammer III (15)                                           24,000                      *

All  executive  officers and directors as a group                       2,421,377                  13.45
(14 persons)(16)
-------------------------------------

*    Less than 1% of the outstanding Common Stock.

(1)  Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.

(2)  Includes  72,821 shares of Common Stock held by Mr.  Massie's wife and children.  Also includes
     583,333  shares  issuable  pursuant to stock options  exercisable at June 20, 1999 or within 60 days thereafter but excludes 366,667 shares issuable pursuant to outstanding stock options that are not currently exercisable.

(3)  Includes  9,519 shares of Common Stock held in trust for Mr.  Cavalier.  Also includes  216,666 shares  issuable  pursuant to stock  options  exercisable  at June 20, 1999,  or within 60 days thereafter. Excludes 108,334 shares issuable pursuant to outstanding stock options that are not currently exercisable.

(4)  Includes  7,369 shares held in escrow.  Also includes  316,667  shares of Common Stock issuable pursuant  to  outstanding  stock  options  exercisable  at June 20,  1999,  or  within  60 days thereafter.  Excludes  108,333  shares of Common Stock issuable  pursuant to outstanding  stock options that are not currently exercisable.

(5)  Includes  76,667 shares  issuable  pursuant to stock options  exercisable  at June 20, 1999, or within 60 days  thereafter.  Does not include 108,333 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(6)  Does not include  100,00 shares  issuable  pursuant to  outstanding  stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(7)  Does not include  100,00 shares  issuable  pursuant to  outstanding  stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(8)  Includes  33,334 shares  issuable  pursuant to stock options  exercisable  at June 20, 1999, or within 60 days  thereafter.  Does not include 116,666 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(9)  Includes  16,667 shares  issuable  pursuant to stock options  exercisable  at June 20, 1999, or within 60 days  thereafter.  Does not include  58,333 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(10) Includes  166,667 shares  issuable  pursuant to stock options  exercisable at June 20, 1999, or within 60 days  thereafter.  Does not include 183,333 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

                                                -3-

(11) Includes 14,400 shares of Common Stock held by Mr. Hamilton's children.  Includes 53,333 shares issuable pursuant to stock options  exercisable at June 20, 1999, or within 60 days thereafter.
     Does not include  76,667 shares  issuable  pursuant to  outstanding  stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(12) Includes  53,333 shares  issuable  pursuant to stock options  exercisable  at June 20, 1999, or within 60 days  thereafter.  Does not include  76,667 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(13) Includes 122,796 shares owned by a corporation of which Mr. Wood is the sole shareholder.  Does not  include  200,000  shares  issuable  pursuant to  outstanding  stock  options  that are not exercisable at June 20, 1999, or within 60 days thereafter.

(14) Includes  110,000 shares  issuable  pursuant to stock options  exercisable at June 20, 1999, or within 60 days  thereafter.  Does not include  90,000 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(15) Includes  20,000 shares  issuable  pursuant to stock options  exercisable  at June 20, 1999, or within 60 days  thereafter.  Does not include 117,000 shares  issuable  pursuant to outstanding stock options that are not exercisable at June 20, 1999, or within 60 days thereafter.

(16) Includes  1,251,378 shares of Common Stock. Also includes 1,169,999 shares issuable pursuant to options and warrants to purchase  Common Stock  exercisable at June 20, 1999, or within 60 days thereafter.

                                   PROPOSAL 1

                         ELECTION OF CLASS OF DIRECTORS

         In accordance with the Company's Certificate of Incorporation, the Company's Board of Directors is divided into three classes. Two Class I directors, Messrs. Massie and Cavalier, were elected at the Annual Meeting of Stockholders on July 15, 1996 for a term ending on the date of the Annual Meeting of Stockholders to be held in 1999. Two Class III directors, Messrs. Coldrick, and Mahoney, were elected at the Annual Meeting of Stockholders on July 29, 1998 for a term ending on the date of the Annual Meeting of Stockholders to be held in 2001. One of the Class II directors, Dr. Eimers, was elected by the Board of Directors at a Board meeting held on February 22, 1999, and the other Class II director, Mr. Dambrackas, was elected by the Board of Directors at a Board meeting held on April 22, 1999. Each of the Company's Class II directors was elected for a term ending on the date of the Annual Meeting of Stockholders to be held in 2000. Each of Messrs. Massie and Cavalier have been nominated by the Board for re-election at the Meeting for a term of three years.

         The Class I director nominees, Thomas L. Massie and John C. Cavalier, are currently serving as directors. Shares represented by all properly executed proxies received by the Board of Directors and not otherwise marked to withhold authority to vote for either or both of the nominees will be voted (unless one or both nominees are unable or unwilling to serve) FOR the election of both nominees. The Board of Directors knows of no reason why either such nominee should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

         The Board of Directors recommends that stockholders vote FOR the election of Thomas L. Massie and John C. Cavalier, the two nominees proposed by the Board of Directors, as Class I directors to serve until the 2002 Annual Meeting of Stockholders.

Information Regarding Directors and Executive Officers

         The following table sets forth for each nominee to be elected at the Meeting and for each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected to serve as a director, the positions currently held by each nominee or director with the Company and the year each nominee's or director's term will expire.




Nominee's or Director's Name
and Year Nominee or Director                                       Year Term
  First Became a Director           Position(s) Held               Will Expire
  -----------------------           ----------------               -----------

Thomas L. Massie 1991           Chairman of the Board,                    1999
                                President and Chief Executive
                                Officer

John C. Cavalier 1992           Director                                  1999

William B. Coldrick 1993        Vice Chairman of the Board                2001

Timothy E. Mahoney 1996         Director                                  2001

Dr. Robert C. Eimers 1999       Director                                  2000

William Dambrackas 1999         Director                                  2000

         The following table sets forth the nominees to be elected at the Meeting, the current directors who will continue to serve as directors beyond the Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company.

         Name                         Age                                Position
         ----                         ---                                --------
Thomas L. Massie                       38     Chairman of the Board, President and Chief Executive Officer

William B. Coldrick(2)                 57     Vice Chairman of the Board

Timothy E. Mahoney(1)(2)               42     Director

John C. Cavalier (1)                   58     Director

Dr. Robert C. Eimers                   51     Director

William Dambrackas                     55     Director

Christopher P. Ricci                   34     Sr. Vice President, General Counsel and Secretary

Gary M. Cebula                         40     Vice President of Finance and Administration, and Treasurer

Thomas Hamilton                        49     Vice President of Research & Development

Steve R. Morton                        50     Vice President of Engineering

Brett A. Moyer                         41     Vice President of Pro AV Sales

J. Steven Wood                         40     Vice President of Pro AV Engineering

Richard J. O'Connell                   41     Vice President of Consumer Sales

William R. Schillhammer III            45     Vice President of OEM Sales

---------------------

(1)       Member of the Compensation Committee.

(2)       Member of the Audit Committee.

Directors to be Elected at the Meeting

         Thomas L. Massie is Chairman of the Board, Chief Executive Officer, President, and a co-founder of the Company and has served in these positions since 1992. He has more than 14 years of experience in the computer industry as well as related business management experience. From 1990 to 1992, Mr. Massie was the Senior Vice President of Articulate Systems, responsible for worldwide sales, marketing and operations. Articulate Systems is a multi-million dollar developer and manufacturer of voice control and communications products for the PC marketplace. Articulate Systems was acquired by Dragon Systems in 1997. From 1986 to 1990, Mr. Massie was the Chairman of the Board, and founder of MASS Microsystems. MASS Microsystems is a publicly-held developer of multimedia hardware products and high-end removal storage subsystems. Mr. Massie led MASS Microsystems from business plan to $30 million in profitable revenues. MASS Microsystems achieved a successful public offering in 1989 and was acquired by Ramtek in 1992. From 1985 to 1986, Mr. Massie was the co-founder and Executive Vice President of Sales and Marketing for MacMemory, Inc. MacMemory was a multi-million-dollar developer of custom memory and acceleration products that was acquired in 1986 by Cyclone Technologies. From 1979 to 1984, Mr. Massie was a Non-Commissioned Officer for the U.S. Army, 101st Airborne Division. Mr. Massie is a member of the Board of Directors of the Hockey Academy. The Hockey Academy is a private, multi-million dollar hockey program development company.

         John C. Cavalier has served as a Director of the Company since May 1992. He has more than 29 years of business management experience. Since November 1996, Mr. Cavalier has been President, CEO and a Director of MapInfo Corporation, a software developer. Prior thereto, Mr. Cavalier joined Amdahl Company in early 1993 as Vice President and General Manager of Huron, Amdahl's software business. In July of 1993, he was also appointed President and CEO of Antares Alliance Group, a joint venture between Amdahl and EDS. From July 1990 to July 1992, he was President, Chief Executive Officer and a director of Bimillenium Company, a software development company. Bimillenium is a developer of scientific software for the Macintosh and UNIX marketplace. From April 1987 to January 1992, Mr. Cavalier was a Director of MASS Microsystems. He was
President, Chief Executive Officer and a director of ShareBase Company, a database systems company, from November 1987 to June 1990. He earned his undergraduate degree from the University of Notre Dame and an MBA from Michigan State University.

Directors Whose Terms Extend Beyond the Meeting

         William B. Coldrick has served as a Director of the Company since January 1993, Vice Chairman of the Company since July 1994 and as Executive Vice President of the Company from July 1994 to May 1995. Mr. Coldrick is currently a principal of Enterprise Development Partners, a consulting firm serving emerging growth companies that he founded in April 1998. From July 1996 to April 1998, Mr. Coldrick was Vice President and General Manager of Worldwide Channel Operations for the Computer Systems Division of Unisys Corp. In March 1991, Mr. Coldrick retired as Senior Vice President, U.S. Sales, for Apple Computer, Inc., which he joined in 1982. As Senior Vice President, U.S. Sales, for Apple Computer, Mr. Coldrick was responsible for leading all sales, support, service, distribution and channel activities for Apple throughout the United States. Previously at Apple, Mr. Coldrick held the position of Vice President and General Manager for Western Operations, and was responsible for overseeing sales, marketing, service and support for Apple's largest business unit in the field organization. In a prior position as National Sales Director, U.S. Sales, Mr. Coldrick directed the expansion of the U.S. field sales force. Mr. Coldrick also held the position of Area Sales Director of the Northeast Area. Before joining Apple, Mr. Coldrick spent 14 years with Honeywell Information Systems, where he held a number of positions including Regional Marketing Director. Mr. Coldrick holds a Bachelor of Science degree in Marketing from Iona College in New Rochelle, New York.

         Timothy E. Mahoney has served as Director of the Company since March 1998. He has more than 18 years of experience in the computing industry. Mr. Mahoney founded Union Atlantic L.C., in 1994, a merchant bank providing professional management and capital for emerging technology companies. Since 1996, Mr. Mahoney has served as Chairman of Tallard Technologies BV, a PC products distributor / value added reseller serving Latin America. From 1991 to 1994 he was President of SyQuest Technology, SyDos Division, responsible for expanding distribution channels for SyQuest's hard disk drive products. From 1986 to 1991, Mr. Mahoney was President of Rodine Systems, Inc., a provider of Macintosh mass storage peripherals. He earned his BA degree in computer science and business from West Virginia University and an MBA degree from George Washington University.

         Robert C. Eimers, Ph.D. is a recognized expert in the assessment and development of both managers and organizations. He is currently Vice President of Human Resources for Scotsman Industries, a company based in Vernon Hills, Illinois, which manufactures and distributes commercial refrigeration equipment worldwide. Dr. Eimers earned a Bachelor of Arts degree from Wesleyan University in 1970 and a doctoral degree in Psychology from the University of Rochester in 1978. Since that time, he has distinguished himself as a consulting psychologist with two prominent firms, Organizational Psychologists and Medina & Thompson. He has also served as the senior human resources executive of three Fortune 500 companies, Household International, Sonoco Products Company and Service Merchandise. His first-hand experience on both sides of the table has provided Dr. Eimers with an in-depth understanding of the factors which influence both individual and organizational performance.

         William A. Dambrackas has over 22 years of management experience in the computer industry. He founded Equinox Systems (Nasdaq: EQNX) 16 years ago and since then, has served as the company's Chairman, President and Chief Executive Officer. Equinox develops high-performance server-based communications products for Internet access and commercial systems. Mr. Dambrackas also currently serves on the Board of Directors of the Florida Venture Forum, an organization that serves the needs of venture capital investors and emerging growth companies. Prior to founding Equinox in 1983, Mr. Dambrackas held senior engineering management positions at Racal-Milgo from 1979 to 1983 and Infotron Systems from1976 to 1979. He also has held design engineering positions at GTE-Ultronic Systems from 1969 to 1976, Thiokol Corporation from 1968 to 1969, and RCA television recording systems from 1966 to 1968. Mr. Dambrackas has been issued 3 United States Patents for data communications inventions and he was honored as Florida's "Entrepreneur of the Year" in 1984.

Executive Officers

         Christopher P. Ricci joined the Company as Sr. Vice President, General Counsel and Secretary in 1998. From 1996 to 1998, Mr. Ricci was a member of the intellectual property group for the Boston law firm of Sullivan & Worcester LLP, where he advised on a variety of issues including patent prosecution, trademark prosecution, licensing of technology in both domestic and foreign markets, methods of protecting and exploiting intellectual property, as well as supporting litigation and corporate acquisitions. From 1993 to 1996 Mr. Ricci also worked as in-house counsel to the electronic imaging division of Polaroid Corporation and was previously and a partner at Lambert & Ricci, PC, a Boston intellectual property law firm. Prior to entering the legal profession, Mr. Ricci worked for five years as an electrical engineer designing computer control systems. Mr. Ricci received his law degree from New England School of Law. He graduated from the University of Massachusetts at Amherst with a bachelor's degree in electrical engineering and a minor in applied mathematics. He has also earned a certificate in software engineering from Northeastern University. Mr. Ricci has lectured and been published both domestically and abroad on a variety of business and intellectual property law subjects.

         Gary M. Cebula joined the Company as Vice President of Finance and Administration, and Treasurer in 1998. He has more than 15 years of experience in finance, administration, and operations management. From 1996 to 1998, Mr. Cebula was Vice President and Chief Financial Officer of Hanold Holding Corporation, a manufacturer of student uniforms. From 1986 to 1996, Mr. Cebula was Vice President and Controller of Continental Resource, Inc., a multi-million dollar distributor of Personal Computers. From 1982 to 1986, Mr. Cebula held various financial positions at General Electric Corporation. His diversified background includes mergers and acquisitions, strategic planning for entity consolidations, financial reporting, cash management and debt restructuring. Mr. Cebula is a graduate of General Electric's Financial Management Program, and earned a BS in Accounting and an MS in Taxation from Bentley College in Waltham, Massachusetts.

         Thomas Hamilton joined the Company in September 1996 when the Company acquired TView, Inc. From 1992 to 1996, Mr. Hamilton was Executive Vice President and Co-Founder of TView, Inc. Mr. Hamilton grew TView from inception to a $5M per year revenue before being acquired by FOCUS. He co-developed proprietary video processing technology central to FOCUS' business. From 1987 to 1992, Mr. Hamilton was the Vice President of Engineering at Summit Design, a publicly held Integrated Circuit design software company, in Beaverton, Oregon having approximately $20MM in annual sales. From 1975 to 1987, he served in various engineering and marketing management positions at Tektronix Inc., Wilsonville, Oregon. Mr. Hamilton has a BS in Mathematics from Oregon State University.

         Steve R. Morton joined the Company as Vice President of Engineering in September 1996 when the Company acquired TView, Inc. From 1992 to 1996, Mr. Morton was Executive Vice President and Co-Founder of TView, Inc. where he co-developed proprietary video processing technology central to FOCUS' business. From 1971 to 1992, Mr. Morton held various engineering management positions at Tektronix Inc including serving as general manager of Tektronix' Digital Signal Processing Group and Engineering Manager for the Spectrum Analyzer Division from 1986 to 1992. Mr. Morton holds a BSEE from Oregon State University and an MSEE from the University of Portland.

         Brett A. Moyer joined the Company in May 1997, and has assumed the role of Vice President of Pro A/V Sales. Mr. Moyer brings over 10 years of global sales, finance and general management experience from Zenith Electronics Corporation, where he was most recently the Vice President and General Manager of Zenith's Commercial Products Division. Mr. Moyer has also served as Vice President of Sales Planning and Operations at Zenith where he was responsible for forecasting, customer service, distribution, MIS, and regional credit operations. Mr. Moyer has a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Masters of International Management with a concentration in finance and accounting from The American Graduate School of International Management (Thunderbird).

         J. Steven Wood joined the Company as Vice President of Pro A/V Engineering in August 1998 when the Company acquired PC Video Conversion, Inc. ("PC Video") From 1992 to 1998, Mr. Wood was President and co-founder of PC Video where he grew PC Video from inception to over $2.5 million in profitable revenue. From 1990 to 1992, he held the position of Sales and Marketing Manager at Redlake Corporation, a world leader in high speed image acquisition. From 1986 to 1990, the held the position of Image Processing Product Specialist at MetraByte (subsequently acquired by the Keithley Corporation). Mr. Wood started his career in Computer Graphics/Image Processing/Video Electronics with Matrox Electronics in Montreal. Mr. Wood has a Bachelor's degree in Engineering from McGill University in Montreal, Canada.

         Richard O'Connell joined FOCUS Enhancements in 1995. As Vice President of Channel Sales, Mr. O'Connell is responsible for all consumer sales in North America and the Pacific Rim. Mr. O'Connell has over 15 years experience as a high level sales professional. As a principal of a company he previously founded, he was responsible for the Company's sales distribution. Recently, Mr. O'Connell has held various sales management positions with McCaw Cellular (1989-1992) and Daewoo-Leading Edge Computer (1992-1995).

         William R. Schillhammer III joined the Company in 1998 with over 12 years of experience in global sales and marketing. From 1996 to 1998, Mr. Schillhammer was Vice President of Marketing and Sales for Digital Vision, Inc., a multi-million dollar developer of video conversion products. From 1990 to 1996 Mr. Schillhammer held various senior management positions for Direct Imaging, Inc., most recently serving as President. From 1989 to 1990 he was the Vice President of Sales for Mega Scan Technology, Inc. From 1988 to 1989 Mr. Schillhammer was the Vice President for Number Nine Computer Corporation, a publicly held multi-million dollar company. From 1980 to 1988 he held various management positions with the Intel Corporation. Mr. Schillhammer graduated from Dartmouth College with a Bachelor's degree in Engineering.

Board Meetings and Committees

         The Board of Directors met two (2) times during the fiscal year ended December 31, 1998. None of the Directors attended fewer than 75% of the meetings held during the period. The Board of Directors also took action by unanimous written consent in lieu of a meeting on four (4) occasions during 1998. The Compensation Committee of the Board, of which Messrs. Cavalier and Mahoney are members, sets the compensation of the Chief Executive Officer, reviews and approves the compensation arrangements for all other officers of the Company and administers the Company's various stock option plans. The Compensation Committee met one (1) time during the fiscal year ended December 31, 1998. The Compensation Committee also took action by unanimous written consent in lieu of a meeting on four (4) occasions during 1998. The Audit Committee of the Board, of which Messrs. Mahoney and Coldrick are members, reviews all financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors. The Audit Committee met two (2) times during the fiscal year ended December 31, 1998. The Board of Directors does not currently have a standing nominating committee.

Executive Compensation

         The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1997, and 1996, of those persons who were, at December 31, 1998, (i) the Company's Chief Executive Officer and
(ii) the four other highest paid executive officers of the Company receiving total cash and bonus compensation in excess of $100,000 (the "Named Officers"). The Company did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts to the individuals named in the tables below during the fiscal year indicated.

                                            SUMMARY COMPENSATION TABLE

                                                          Annual Compensation(1)
          Name and            Fiscal                                           Other Annual
     Principal Position        Year         Salary($)      Bonus($) Year    Compensation($)(2)        Options/SAR(3)
     ------------------      -------        ---------      -------------    ------------------        --------------
Thomas L. Massie              1998          $150,000       $132,833                 --                 200,000
CEO, President and            1997          $150,000       $ 45,000                 --                 500,000
Chairman of the Board         1996          $150,000          --                    --                 250,000


Christopher P. Ricci          1998         $150,000        $ 27,500                 --                 125,000
Sr. Vice President and        1997            --              --                    --                    --
General Counsel               1996            --              --                    --                    --


Brett Moyer                   1998         $130,000        $ 41,000                 --                 100,000
Vice President of             1997         $130,000        $ 45,000                 --                 250,000
Pro AV Sales                  1996            --              --                    --                    --


Richard O'Connell             1998          $90,000           --                $48,357(4)             100,000
Vice President of Consumer    1997          $90,000        $ 25,360             $37,262(4)              20,000
Sales                         1996            --              --                    --                  50,000

Thomas Hamilton               1998         $110,000         $ 5,000                 --                  25,000
Vice President of Research    1997         $110,000         $ 4,179                 --                    --
                              1996         $ 27,293           --                    --                  80,000


(1)  Includes  salary and bonus payments  earned by the Named Officers in the year  indicated,  for services rendered in such year, which were paid in the following year.

(2)  Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(3)  Long-term compensation table reflects the grant of non-qualified and incentive stock options granted to the named persons in each of the periods indicated.

(4)  Includes compensation based on sales commissions.

         The following table sets forth information concerning options granted during the fiscal year ended December 31, 1998 to the executives named in the Summary Compensation Table above. The Company did not grant any stock appreciation rights during the fiscal year.

                                         OPTION GRANTS IN LAST FISCAL YEAR


                                                            Percentage of Total
                                                            Options Granted to                 Individual Grants
                                       Shares Subject to      Employees in FY                  -----------------
Name                                    Options Granted           1998(1)            Exercise Price        Expiration Date
----                                    ---------------           -------            --------------        ---------------
Thomas L. Massie                            200,000                14.8%                  $1.22                9/01/03

Christopher P. Ricci                        125,000                 9.3%                  $1.22                9/01/03

Brett Moyer                                 100,000                 7.4%                  $1.22                9/01/03

Richard J. O'Connell                        100,000                 7.4%                  $1.22                9/01/03

Thomas Hamilton                              25,000                 1.9%                  $1.22                9/01/03

-------------------------------------

(1)  Net of cancellations, a total of 1,347,698 options were granted to employees, directors and consultants in 1998 under the  Company's  stock  option  plans,  the purpose of which is to provide  incentives  to employees,  directors and consultants  who are in positions to make  significant  contributions  to the
     Company.

         The following table sets forth information concerning option exercises during fiscal year 1998 and the value of unexercised options as of December 31, 1998 held by the executives named in the Summary Compensation Table above.

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                                                 Number of              Value of
                                                                                Unexercised           Unexercised, In-
                                                                                 Options at          the-Money Options
                                                                              December 31, 1998       at December 31,
                                     Shares Acquired on         Value          (Exercisable/         1998 (Exercisable/
                                         Exercise(#)         Realized($)        Unexercisable)        Unexercisable)(1)
                                         -----------         -----------        --------------        -----------------

Thomas L. Massie                             -0-                -0-          416,667                 $120,625.07
                                                                             (Exercisable)           (Exercisable)
                                                                             533,333                 $115,999.93
                                                                             (Unexercisable)         (Unexercisable)



Christopher P. Ricci                         -0-                -0-          0 (Exercisable)          $ 0  (Exercisable)
                                                                             125,000                  $27,187.51
                                                                             (Unexercisable)          (Unexercisable)


Brett Moyer                                  -0-                -0-          83,334                   $18,125.15
                                                                             (Exercisable)            (Exercisable)
                                                                             266,666                  $57,999.86
                                                                             (Unexercisable)          (Unexercisable)



Richard J. O'Connell                         -0-                -0-          70,000                  $14,875.00
                                                                             (Exercisable)           (Exercisable)
                                                                             130,000                 $27,625.00
                                                                             (Unexercisable)         (Unexercisable)


Thomas Hamilton                              -0-                -0-          53,333                  $11,599.93
                                                                             (Exercisable)           (Exercisable)
                                                                             51,667                  $11,237.57
                                                                             (Unexercisable)         (Unexercisable)
-------------------------------------

(1) Value is based on the difference between option exercise price and the fair market value at December 31, 1998 ($1.4375 per share, the closing price as quoted on the NASDAQ SmallCap Market at the close of trading on December 31, 1998) multiplied by the number of shares underlying the option.

Employment Agreements

         The Company and Thomas L. Massie are parties to an Employment Contract effective January 1, 1992, as amended to date, which renews automatically such that it is always effective for a period of three years, subject to certain termination provisions. This Employment Contract includes a one-year non-competition provision following termination of employment. Pursuant to this Employment Contract, Mr. Massie serves as Chairman of the Board, President and Chief Executive Officer of the Company. This Employment Contract requires a lump-sum severance payment to Mr. Massie of three times his aggregate compensation or allowances then in effect if Mr. Massie is terminated without cause during the term of the contract. In addition, the vesting of all options held by Mr. Massie shall be accelerated so as to be immediately exercisable. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Brett Moyer are parties to an Employment Contract effective May 15, 1997, as amended to date, which renews automatically after December 31, 1999, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Moyer serves as Vice President of Pro AV Sales. This Employment Contract requires the vesting of all options held by Mr. Moyer shall be accelerated so as to be immediately exercisable if Mr. Moyer is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Christopher P. Ricci are parties to an Employment Contract effective March 1, 1999, as amended to date, which renews automatically after December 31, 2000, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Ricci serves as Senior Vice President and General Counsel of the Company. This Employment Contract requires the vesting of all options held by Mr. Ricci shall be accelerated so as to be immediately exercisable if Mr. Ricci is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Steven Morton are parties to an Employment Contract effective October 17, 1996, as amended to date, which renews automatically after December 31, 1999, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Morton serves as Vice President of Engineering. This Employment Contract requires the vesting of all options held by Mr. Morton shall be accelerated so as to be immediately exercisable if Mr. Morton is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Thomas Hamilton are parties to an Employment Contract effective October 17, 1996, as amended to date, which renews automatically after December 31, 1998, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Hamilton serves as Vice President of Research & Development. This Employment Contract requires the vesting of all options held by Mr. Hamilton shall be accelerated so as to be immediately exercisable if Mr. Hamilton is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Richard O'Connell are parties to an Employment Contract effective January 1, 1996, as amended to date, which renews automatically after December 31, 1999, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. O'Connell serves as Vice President of Consumer Sales. This Employment Contract requires the vesting of all options held by Mr. O'Connell shall be accelerated so as to be immediately exercisable if Mr. O'Connell is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Gary M. Cebula are parties to an Employment Contract effective April 1, 1998, as amended to date, which renews automatically after December 31, 1999, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Cebula serves as Vice President of Finance & Administration. This Employment Contract requires the vesting of all options held by Mr. Cebula shall be accelerated so as to be immediately exercisable if Mr. Cebula is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and J. Steven Wood are parties to an Employment Contract effective August 1, 1998, as amended to date, which renews automatically on a month-to-month basis after July 30, 2001, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Wood serves as Vice President of Pro AV Engineering. This Employment Contract requires the vesting of all options held by Mr. Wood shall be accelerated so as to be immediately exercisable if Mr. Wood is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

Compensation of Directors

         Directors of the Company receive no direct cash compensation for their services as directors. In 1998, the Company paid Union Atlantic L.C. $155,652 for marketing consulting services rendered, agency services, and standard business expenses in connection with the Company's acquisition of PC Video. Timothy Mahoney, who is a FOCUS director, is a partner of Union Atlantic.

         On March 19, 1997, the Board of Directors elected to terminate the 1995 Directors Plan and all options granted thereunder. By a unanimous vote of the Board of Directors, the Board established the 1997 Directors Plan and authorized the grant of options to purchase up to 1,000,000 shares of Common Stock under the plan. On March 19, 1997, options to purchase 200,000 shares at an exercise price of $1.88 per share were granted to Mr. Cavalier, options to purchase 100,000 shares at an exercise price of $1.88 per share were granted to each of Messrs. Coldrick and Mahoney and options to purchase 50,000 shares at an exercise price of $1.88 per share were granted to a now former director. All of the options are subject to various vesting provisions.

         On September 1, 1998, the Board of Directors approved the re-pricing of all of the aforementioned options granted to current directors (totaling options to purchase 400,000 shares) to a price of $1.22 per share, the fair market value on the date of such re-pricing.

         On September 1, 1998, the Board of Directors approved the 1998 Non-Qualified Stock Option (NQSO) Plan. The 1998 NQSO Plan authorized the grant, subject to approval by the Company's stockholders, on September 1, 1998 of stock options for 75,000 shares of Common Stock to each of Mr. Mahoney and Mr. Coldrick and for 100,000 shares to Mr. Cavalier, each of whom is neither an employee nor officer of the Company. Each of Mr. Massie and Mr. Wood also received a grant, subject to approval by the Company's stockholders, of an option for 200,000 shares under the 1998 NQSO Plan. Mr. Moyer received a grant, subject to approval by the Company's stockholders, of an option for 100,000 shares. All such options have an exercise price of $1.22, the fair market value on the date of grant. Upon joining the Board of Directors, on February 22, 1999, Dr. Eimers was granted, subject to approval by the Company's stockholders, a stock option for 100,000 shares of Common Stock under the 1998 NQSO Plan at an exercise price of $1.0625, the fair market value on the date of grant. Upon joining the Board of Directors, on April 22, 1999, Mr. Dambrackas was granted, subject to approval by the Company's stockholders, a stock option for 100,000 shares of Common Stock at an exercise price of $1.4063, the fair market value on the date of grant.

         The Company maintains the right to reprice options that it may grant under its existing stock option plans. On September 1, 1998, the Company repriced all employee and director options under all plans to $1.22 per share for those options priced in excess of this value. This price represented the closing market price of the Company's common stock on September 1, 1998. On February 22, 1999, the Company repriced all employee options under all plans to $1.0625 per share for all options priced in excess of this amount. This price represented the closing market price of the Company's common stock on February 22, 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons, the Company believe that during the year ended December 31, 1998, all filing requirements applicable to its directors, executive officers and greater-than-10% beneficial owners were met.


                                   PROPOSAL 2

                      APPROVAL OF FOCUS ENHANCEMENTS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

General

         The Board of Directors has approved and is proposing for stockholder approval the FOCUS Enhancements, Inc. Employee Stock Purchase Plan (the
"Employee Purchase Plan"). The purpose of the Employee Purchase Plan is to enable eligible employees of the Company or any of its subsidiaries, through payroll deductions, to purchase shares of the Company's Common Stock and thus to encourage stock ownership by employees of the Company and to encourage the continued employment of employees and officers of the Company.

Description of Employee Purchase Plan

         Under the Employee Purchase Plan, 250,000 shares of Common Stock are available for purchase by eligible employees of the Company or any of its subsidiaries. The Employee Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by the Company to purchase shares of Common Stock of the Company. In the event there is any increase or decrease in Common Stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the Employee Purchase Plan.

         Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. Offering Periods will be 24 months or such other period as is set by the Company. Offering Periods are the periods during which shares of Common Stock are purchased. Within an Offering Period there will be four or more Purchase Periods. Generally, Purchase Periods will be six months. Payroll deductions and other payments will be accumulated during a Purchase Period and purchases of shares will occur at the end of each Purchase Period (from the amounts accumulated during that Purchase Period).

         The purchase price for each share (the "Purchase Price") will be set by the Compensation Committee of the Board of Directors. The Purchase Price for the initial Offering Period will be 85% of the fair market value of the Common Stock on the first trading day of such Offering Period or the last day of the applicable Purchase Period, whichever is lower.

         Any employee of the Company or any of its subsidiaries may participate in the Employee Purchase Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or subsidiary for less than three months as of the beginning of the Offering Period; (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase stock under the Employee Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. An employee must be employed on the last day of the Purchase Period in order to acquire stock for that Purchase Period under the Employee Purchase Plan unless the employee has retired, died, become disabled, been laid off or is on an approved leave of absence.

         An eligible employee may become a participant in the Employee Purchase Plan by completing an election to participate in the Employee Purchase Plan authorizing the Company to have deductions made from pay on each pay day following enrollment in the Employee Purchase Plan. The deductions or contributions will be credited to the employee's account under the Employee Purchase Plan. An employee may not change his or her percentage of payroll deduction or contribution for any Purchase Period during an Offering Period, nor may an employee withdraw any contributed funds other than by terminating participation in the Employee Purchase Plan (as described below). A participating employee may terminate payroll deductions or contributions at any time.

         No employee may purchase Common Stock in any calendar year under the Employee Purchase Plan and any other "employee stock purchase plans" of the Company and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period.

         On the last trading day of each Purchase Period within an Offering Period, a participating employee will be credited with the number of whole shares of Common Stock purchased under the Employee Purchase Plan for such period. Common Stock purchased under the Employee Purchase Plan will be held in the custody of an agent designated by the Company (the "Agent"). The Agent may hold the Common Stock purchased under the Employee Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, however, instruct the Agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

         A participating employee will be refunded all monies in his or her account, and his or her participation in the Employee Purchase Plan will be terminated, if: (a) the employee elects to terminate participation by delivering a written notice to that effect to the Company; (b) the employee ceases to be employed by the Company or a participating affiliate except on account of death, disability, retirement, lay-off or authorized leave of absence; (c) the Board elects to terminate the Employee Purchase Plan; or (d) the employee ceases to be eligible to participate in the Employee Purchase Plan. If a participating employee terminates employment on account of death, disability, retirement, lay-off or authorized leave of absence, the participating employee will have the following alternatives: (a) refund of all monies in his or her account or (b) purchase of Common Stock on the last day of the Purchase Period during which termination occurs with the amounts then accumulated in his or her account.

         No participating employee may assign his or her rights to purchase shares of Common Stock under the Employee Purchase Plan, whether voluntarily, by operation of law or otherwise.

         The Employee Purchase Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to interpret the Employee Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Employee Purchase Plan, all of which determinations will be final and binding.

         The Board of Directors may, at any time, amend the Employee Purchase Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares that may be made available for purchase under the Employee Purchase Plan, (b) changing the eligibility requirements for participating in the Employee Purchase Plan or (c) impairing the vested rights of participating employees.

         The Board of Directors may terminate the Employee Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Employee Purchase Plan shall, without further action of the Board of Directors, terminate at the earlier of (i) ten years after adoption of the Employee Purchase Plan by the Board of Directors and (ii) such time as all shares of Common Stock that may be made available for purchase under the Employee Purchase Plan have been issued.

Federal Income Tax Consequences of Employee Purchase Plan

         If a participant acquires stock under the Employee Purchase Plan, no income will result to such participant, and the Company will be allowed no deduction as a result of such purchase, if certain conditions are met. The principal condition which must be satisfied is that the participant does not dispose of the stock within two years after the first day of the applicable Offering Period or one year after purchase of the stock. If the employee disposes of the stock acquired pursuant to the Employee Purchase Plan after the statutory holding period has expired, gain on the sale is capital gain except to the extent of ordinary (compensation) income determined as described below. If the employee disposes of the stock before the expiration of the statutory holding period, the employee must recognize as ordinary (compensation) income the difference between the stock's fair market value and the purchase price.

         An employee disposing of stock after expiration of the statutory holding period (or who dies) must include in ordinary (compensation) income at the time of sale or other taxable disposition of the stock acquired under the Employee Purchase Plan, or upon the employee's death while still holding the stock, the lesser of:

         (1) the purchase price discount from the fair market value of the stock at the beginning of the Offering Period; or

         (2) the amount, if any, by which the stock's fair market value at the time of such disposition or death exceeds the purchase price paid.

         The foregoing is only a summary of the Employee Purchase Plan and is subject to and qualified in its entirety by reference to the complete text of the Employee Purchase Plan, a copy of which may be obtained upon request from the Company by contacting Investor Relations at (978) 988-5888, or by writing Investor Relations, FOCUS Enhancements, Inc., 600 Research Drive, Wilmington, Massachusetts, 01887.

         The Board of Directors recommends that stockholders vote FOR approval of the Employee Purchase Plan.

                                   PROPOSAL 3
                APPROVAL OF 1998 NON-QUALIFIED STOCK OPTION PLAN

General

         On September 1, 1998, the Board of Directors of the Company adopted the 1998 Non-Qualified Stock Option Plan (the "1998 NQSO Plan"), subject to approval by the Company's stockholders. As of September 1, 1998, four members of the Board of Directors were entitled to participate in the 1998 NQSO Plan. On September 1, 1998, Messrs. Massie, Cavalier, Mahoney and Coldrick were each automatically granted, subject to the approval by the Company's stockholders, an option to purchase shares of Common Stock at a purchase price equal to the fair market value of the Common Stock as of the date of such option grant. The amounts of those grants were as follows: Mr. Massie received 200,000 shares, Mr. Cavalier received 100,000 shares, and each of Mr. Mahoney and Mr. Coldrick received an option to purchase 75,000 shares. Two additional executive officers of the Company were also granted options, subject to stockholder approval, for a total of 300,000 shares on that date. The exercise price of each of these additional options was equal to the fair market value of the Common Stock as of the date of such option grant. Subsequently, new directors Dr. Eimers and Mr. Dambrackas each were granted options, subject to stockholder approval, for 100,000 shares at an exercise price in each case equal to the fair market value of the Common Stock on the date of such option grant.

Description of 1998 NQSO Plan

         The purpose of the 1998 NQSO Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons.

         The 1998 NQSO Plan is administered by the Board of Directors of the Company. The Board of Directors, subject to the provisions of the 1998 NQSO Plan, has the power to construe the 1998 NQSO Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the 1998 NQSO Plan as it may deem desirable.

         The 1998 NQSO Plan authorizes the grant of options for up to 1,250,000 shares of Common Stock, 300,000 of which remain available for grant as of the date hereof. Outstanding options under the 1998 NQSO Plan are subject to adjustment for capital changes. If any options granted under the 1998 NQSO Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the 1998 NQSO Plan. As of May 10, 1999, the aggregate market value of shares of Common Stock issuable pursuant to outstanding options under the 1998 NQSO Plan was $1,365,625 based upon the average of the bid and ask prices as quoted on the Nasdaq SmallCap Market at the close of trading on that date.

         Each person who was a member of the Company's Board of Directors or an officer of the Company on September 1, 1998, was automatically granted on such date options as described above to purchase shares of the Company's Common Stock. Each person who is first elected a member of the Board of Directors after September 1, 1998 will automatically be granted, on the date of such election, an option to purchase 100,000 shares of the Company's Common Stock. Anything in the 1998 NQSO Plan to the contrary notwithstanding, the effectiveness of the 1998 NQSO Plan and of the grant of all options thereunder is in all respects subject to the approval of the 1998 NQSO Plan by the affirmative vote of holders of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders at which the 1998 NQSO Plan is presented for approval.

         The exercise price per share of options granted under the 1998 NQSO Plan is 100% of the fair-market value of the Company's Common Stock on the date the option is granted. The option exercise price is subject to adjustment to take into account various equity distributions, such as stock splits and stock dividends, and other changes in the Company's capitalization.

         The 1998 NQSO Plan requires that options granted thereunder will expire on the date which is five (5) years from the date of grant.

         Each option granted under the 1998 NQSO Plan first becomes exercisable with respect to one-third of the shares subject to such option on each anniversary date of the grant, until the option is exercisable with respect to all of the shares subject thereto. The vesting of options on each annual vesting date is conditioned on the optionee having continuously served as a member of the Board of Directors or being employed by Company through that date.

         Subject to the terms and conditions of the 1998 NQSO Plan, an option granted under the 1998 NQSO Plan shall be exercisable in whole or in part by giving written notice to the Company at its principal executive offices. The notice must state the number of shares as to which the option is being exercised and must be accompanied by payment in full for such shares.

         In the event an optionee ceases to be a member of the Board of Director or an employee of the Company for any reason other than death or permanent disability, any then unexercised options granted to such optionee shall, to the extent not then vested, immediately terminate and become void, and any options which are then vested but have not been exercised may be exercised by the optionee until the scheduled termination date of the option. In the event that an optionee ceases to be a member of the Board of Directors or employee of the Company by reason of his or her permanent disability or death, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee) until the scheduled expiration date of the option.

         Any option granted pursuant to the 1998 NQSO Plan is not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and is exercisable during the optionee's lifetime only by him or her.

         The Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the 1998 NQSO Plan at any time (although such action shall not affect options previously granted).

Federal Income Tax Consequences of 1998 NQSO Plan

         The following discussion summarizes certain federal income tax consequences for directors and officers of the Company receiving options under the 1998 NQSO Plan and certain tax effects on the Company. However, the summary does not address every situation that may result in taxation. For example, it does not address the tax implications arising from an optionee's death. Furthermore, there are likely to be federal self-employment tax and state income tax consequences which are not discussed herein. The 1998 NQSO Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, are not applicable to the 1998 NQSO Plan.

     1. Options granted under the 1998 NQSO Plan do not qualify as "Incentive Stock Options" under Section 422 of the Code.

     2. A director or officer will not recognize any taxable income upon the grant of an option under the 1998 NQSO Plan, but will generally recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

     3. When a director or officer sells the Common Stock acquired upon exercise of an option, he or she generally will recognize a capital gain or loss equal to the difference between the amount realized upon sale of the stock and his or her basis in the stock (in the case of a cash exercise, the exercise price plus the amount, if any, taxed to the director or officer as compensation income as a result of his or her exercise of the option). If the director's or officer's holding period for the stock exceeds one year, the gain or loss will be long-term capital gain or loss.

     4. No tax deduction will be allowed to the Company upon the grant of an option under the 1998 NQSO Plan. When a director or officer recognizes compensation income as a result of the exercise of an option under the 1998 NQSO Plan, the Company generally will be entitled to a corresponding deduction for income tax purposes.

Options Granted Under 1998 NQSO Plan Subject to Stockholder Approval

         The following table sets forth information as of December 31, 1998 with respect to options which were granted in the past year under the 1998 NQSO Plan, pending approval of the 1998 NQSO Plan by the Company's stockholders, to (i) each of the Company's chief executive officer and the four other executive officers of the Company named in the Summary Compensation Table, (ii) all executive officers of the Company as a group, (iii) all directors of the Company, other than those who are executive officers, as a group, and (iv) all employees of the Company, excluding executive officers, as a group.


                                                            Number of Shares
                                                           Subject to Options
Name                                                        Granted in 1998
----                                                        ---------------

Thomas L. Massie                                                200,000

Christopher P. Ricci                                               0

Brett A. Moyer                                                  100,000

Richard J. O'Connell                                               0

Thomas Hamilton                                                    0

All executive officers as a group                               500,000

All directors of the Company, excluding executive               250,000
officers, as a group

All employees of the Company, excluding executive                  0
officers, as a group

         The foregoing is only a summary of the 1998 NQSO Plan and is subject to and qualified in its entirety by reference to the complete text of the 1998 NQSO Plan, a copy of which may be obtained upon request from the Company by contacting Investor Relations at (978) 988-5888, or by writing Investor Relations, FOCUS Enhancements, Inc., 600 Research Drive, Wilmington, Massachusetts 01887.

         The Board of Directors recommends a vote FOR the approval of the 1998 NQSO Plan.

                                   PROPOSAL 4

        APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
                       AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has resolved to recommend to the stockholders that the Company amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 30,000,000 shares. Of the 25,000,000 shares of Common Stock that are currently authorized, _______ were issued and outstanding as of the record date for the Meeting. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

         If the proposed amendment is approved by the stockholders, 30,000,000 shares of Common Stock will be authorized for issuance and the additional authorized Common Stock may be issued by the Company without any further action or approval by the stockholders. The purpose of the proposed amendment is to provide additional authorized shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes. As of the record date for the Meeting, taking into account shares reserved for issuance under existing warrants, options and other commitments of the Company, the Board of Directors has the authority to issue approximately 2,317,004 additional shares of Common Stock, so that the Company's ability to undertake these types of transactions or distributions in the future will be significantly restricted, unless the total number of authorized shares is increased. The Company has no specific plans or commitments at this time for the issuance of the additional authorized shares of Common Stock that would be added by the proposed amendment, but desires to position itself to do so if and when the need arises or market conditions otherwise warrant.

         The issuance of additional shares of Common Stock could be deemed under certain circumstances to have an antitakeover effect, such as if the shares were issued to dilute the equity ownership and corresponding voting power of a stockholder or group of stockholders who may oppose the policies or strategic plan of the Company's existing management. On this basis, the proposed increase in authorized shares could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The Board of Directors has no present intention of issuing any of the additional authorized shares of Common Stock for such purposes.

         The Board of Directors recommends a vote FOR the approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 30,000,000 shares.


                                   PROPOSAL 5

                      RATIFICATION OF SELECTION OF AUDITORS


         The Board of Directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. Wolf & Company, P.C. has acted as the Company's independent auditors since June, 1996. It is expected that a member of Wolf & Company, P.C. will be present at the Meeting and will be given the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR ratification of its selection of Wolf & Company, P.C. as the Company's independent auditors for the fiscal year ending December 31, 1999.

                          TRANSACTION OF OTHER BUSINESS


         The Board of Directors of the Company knows of no other matters which may be brought before the Meeting. If any other matters properly come before the Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS


         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices not later than February 25, 2000. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.


                            EXPENSES AND SOLICITATION

         The cost of solicitation by proxies will be borne by the Company, and in addition to directly soliciting stockholders by mail, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may be made of some stockholders in person or by mail or telephone.

                       SOLICITED BY THE BOARD OF DIRECTORS
                            FOCUS ENHANCEMENTS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 26, 1999

The undersigned stockholder of FOCUS Enhancements, Inc. (the "Company") hereby appoints Thomas L. Massie and Christopher P. Ricci, and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on July 26, 1999, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly signed and returned without direction being given, this proxy will be voted FOR proposals 1 through 5.


              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

A
         X       Please mark
                 your votes as
                 in this example    DO NOT PRINT
                 using dark ink
                 only               IN THIS AREA


                         FOR       WITHHOLD      Nominees:  Thomas L. Massie
                                   AUTHORITY                John C. Cavalier
1.  ELECTION OF         /  /        /   /
     TWO CLASS I
     DIRECTORS


FOR, except vote withheld from the following nominees:

----------------------------------

                                        FOR       AGAINST        ABSTAIN
(2)  To approve the
     Company's Employee                 /  /       /  /            /  /
     Stock Purchase Plan.

(3)  To approve the
     Company's 1998                    /  /       /  /            /  /
     Non-Qualified Stock
     Option Plan

(4)  To approve an
     amendment to the                 /  /       /  /            /  /
     Company's Certificate
     of Incorporation to
     increase the number
     of authorized shares of
     the Company's Common
     Stock from 25,000,000
     to 30,000,000

(5)  To ratify the selection
     of the firm of Wolf &          /  /       /  /            /  /
     Company, P.C. independent
     auditors for the fiscal
     year ending December
     31, 1999


______________________________ Date _______ 1999
   Signature

_____________________________ Date _________ 1999
  Signature if held Jointly

Please sign exactly as your name appears on this proxy card.

                            FOCUS ENHANCEMENTS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

TABLE OF CONTENTS                                                           PAGE
  1  SHARES SUBJECT TO THE PLAN...............................................1
  2  ADMINISTRATION...........................................................1
  3  INTERPRETATION...........................................................1
  4  ELIGIBLE EMPLOYEES.......................................................1
  5  PARTICIPATION IN THE PLAN................................................2
  6  PAYROLL DEDUCTIONS.......................................................2
  7  INTEREST ON PAYROLL DEDUCTIONS...........................................2
  8  OFFERING AND PURCHASE PERIODS............................................2
  9  RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE..........................2
10  TIMING OF PURCHASE; PURCHASE LIMITATION...................................3
11  ISSUANCE OF STOCK CERTIFICATES............................................3
12  WITHHOLDING OF TAXES......................................................3
13  ACCOUNT STATEMENTS........................................................3
14  PARTICIPATION ADJUSTMENT..................................................4
15  CHANGES IN ELECTIONS TO PURCHASE..........................................4
16  TERMINATION OF EMPLOYMENT.................................................4
17  RETIREMENT................................................................4
18  LAYOFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.........................5
19  DEATH.....................................................................5
20  TERMINATION OF PARTICIPATION..............................................6
21  ASSIGNMENT................................................................6
22  APPLICATION OF FUNDS......................................................6
23  NO RIGHT TO CONTINUED EMPLOYMENT..........................................6
24  AMENDMENT OF PLAN.........................................................6
25  EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN..........................6
26  EFFECT OF CHANGES IN CAPITALIZATION.......................................7
     (a) Changes in Stock.....................................................7
     (b) Reorganization in Which the Company Is the Surviving Corporation.....7
     (c) Reorganization in Which the Company Is Not the Surviving
          Corporation or Sale of Assets or Stock..............................7
     (d) Adjustments..........................................................8
     (e) No Limitations on Company............................................8
27  GOVERNMENTAL REGULATION...................................................8
28  STOCKHOLDER RIGHTS........................................................8
29  RULE 16B3.................................................................8
30  PAYMENT OF PLAN EXPENSES..................................................9

                            FOCUS ENHANCEMENTS INC.

                          EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors of FOCUS Enhancements, Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions, to purchase shares of the Company's common stock, par value $0.01 per share (the " Common Stock"). The Plan is for the benefit of the employees of FOCUS Enhancements, Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.       SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is 250,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

2.       ADMINISTRATION.

The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3.       INTERPRETATION.

It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4.       ELIGIBLE EMPLOYEES.

Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its participating Affiliates for less than three months as of the beginning of an Offering Period (as defined in Section 7 below); (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5.       PARTICIPATION IN THE PLAN.

An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Offering Period.

6.       PAYROLL DEDUCTIONS.

At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 15 through 20 below.

7.       INTEREST ON PAYROLL DEDUCTIONS.

The Company and participating Affiliates will cause to be maintained a record of amounts credited to each participating employee authorizing a payroll deduction pursuant to Section 6. The Company may, but is not required to, credit interest on the balance of the employees' accounts during the Offering Period. If interest is credited to such accounts, the rate may be a fixed or variable rate determined by the Company.

8.       OFFERING AND PURCHASE PERIODS.

The Offering Periods and Purchase Periods shall be determined by the Committee. The initial Offering Period shall commence on ______________ and end on ______________, and every Offering Period thereafter, shall commence on the six month anniversary of the commencement of the prior Offering Period and shall be a 24month period until changed by the Committee. The initial Purchase Period shall commence on ______________ and end on __________________, and every
Purchase Period thereafter, shall commence immediately after the prior Purchase Period ends and shall be a six month period until changed by the Committee.

9.       RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The purchase price of each share of Common Stock (the "Purchase Price") shall be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Purchase Period, unless the Purchase Price is otherwise established by the Committee; provided that in no event shall the Purchase Price be less than the amount determined pursuant to subparagraphs (i) and (ii) above or the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan determined as follows: if on the determination date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the determination date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

10.      TIMING OF PURCHASE; PURCHASE LIMITATION.

Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 16 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Purchase Period (except as provided in Section 15 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 14 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Purchase Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with Section 25 below.

11.      ISSUANCE OF STOCK CERTIFICATES.

As of the last trading day of the Purchase Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Offering Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Committee. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. A participating employee may, at any time following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the participating employee's own name and have the stock certificate delivered to the employee.

12.      WITHHOLDING OF TAXES.

To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

13.      ACCOUNT STATEMENTS.

The Company will cause the Agent to deliver to each participating employee a statement for each Purchase Period during which the employee purchases

Common Stock under the Plan, but no more frequently than quarterly, reflecting the amount of payroll deductions during the Purchase Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Purchase Period.

14.      PARTICIPATION ADJUSTMENT.

If in any Purchase Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

15.      CHANGES IN ELECTIONS TO PURCHASE.

         (a) A participating employee may, at any time prior to the last day of the Purchase Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

         (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

         (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         (b) Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.

16.      TERMINATION OF EMPLOYMENT.

In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is terminated by the Company prior to the last day of the Purchase Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

17.      RETIREMENT.

In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

         (a) To make up any deficiency in the employee's account resulting from the termination of payroll deductions by an immediate cash payment;

         (b) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

         (c) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

In the event the participating employee does not make an election within the aforesaid 10day period, he or she will be deemed to have elected subsection 17(c) above.

18.      LAYOFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to layoff, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

If such employee returns to active service prior to the last day of the Purchase Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Purchase Period, elect:

         (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

         (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

         (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

A participating employee on layoff, authorized leave of absence or disability on the last day of the Purchase Period shall deliver written notice to his or her employer on or before the last day of the Purchase Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this Section
18. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Purchase Period, whichever is earlier, the employee shall be deemed to have elected subsection 18(c) above.

If the period of a participating employee's layoff, authorized leave of absence or disability shall terminate on or before the last day of the Purchase Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 17 of this Plan.

19.      DEATH.

In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Purchase Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

         (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

         (b) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

         (c) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.

20.      TERMINATION OF PARTICIPATION.

A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

21.      ASSIGNMENT.

No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.      APPLICATION OF FUNDS.

All funds received or held by the Company under the Plan shall be deposited with the Agent for the account of the participating employees. Participating employees' accounts will not be segregated.

23.      NO RIGHT TO CONTINUED EMPLOYMENT.

Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24.      AMENDMENT OF PLAN.

The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 9 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan
(except as provided in Section 26 below), (b) changing the eligibility requirements for participating in the Plan, or (c) impairing the vested rights of participating employees.

25.      EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by the holders of a majority of the shares present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten
(10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.      EFFECT OF CHANGES IN CAPITALIZATION.

         (a)      CHANGES IN STOCK.

         If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

         (b)   REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION.

         Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

         (c) REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK.

         Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, all current Purchase Periods and Offering Periods shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

         (d)      ADJUSTMENTS.

         Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

         (e)      NO LIMITATIONS ON COMPANY.

         The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.      GOVERNMENTAL REGULATION.

The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.      STOCKHOLDER RIGHTS.

Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29. RULE 16B3.

Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.      PAYMENT OF PLAN EXPENSES.

The Company  will bear all costs of  administering  and  carrying  out the Plan;
provided  however,   participating  employees  shall  bear  all  costs  incurred subsequent to the issuance of stock certificates pursuant to Section 11.

                            FOCUS ENHANCEMENTS, INC.

                      1998 NON-QUALIFIED STOCK OPTION PLAN



         1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1998 Non-Qualified Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of FOCUS Enhancements, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons to serve as employees of the Company or members of its Board of Directors (the "Board").

         2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 1,250,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

         3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

         4. Grant of Options. Subject to the availability of shares under this Plan,

                  (a) each person who is a member of the Board on September 1, 1998 and who is not an employee or officer of the Company on that date (a "Non-Employee Director") shall be automatically granted on that date (the "Grant Date"), without further action by the Board, an option to purchase 75,000 shares of the Common Stock, and

                  (b) with respect to the Chairman of the Board shall be automatically granted on the Grant Date, without further action by the Board, an option to purchase 200,000 shares of the Common Stock less any grants provided in (a) above, and

                  (c) with respect to a person who is first elected as a member of the Board after the Grant Date during the term of this Plan and who is not an employee or officer of the Company on the date of such election shall be automatically granted an option to purchase

100,000 shares of the Common Stock on the date of his or her first election as a member of the Board.

In addition to the foregoing, the Board may make additional grants to employees of the Company and/or members of the Board under this Plan from time to time, including but not limited to, the Grant Date.

         Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options hereunder is in all respect subject to this Plan and options granted under it shall be of no force and effect unless and until the approval of this Plan in accordance with the Company's by-laws by the vote of the holders of a majority of the Company's shares of Common Stock present in person or by proxy and entitled to vote at a meeting of shareholders at which this Plan is presented for approval.

         5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the lower of the last sale price for the Company's Common Stock or the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is five (5) years after the date of grant of the option.

         7. (a) Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule, or other schedule as determined by the Committee from time to time, provided that the optionee has continuously served as a member of the Board, or as an employee of the Company through such vesting date:

         One year but less than       -     33 1/3 % of the total Option Shares
         two years from date of
         grant

         Two years but less than      -     an additional 33 1/3 % of the
         three years from date of           total Option Shares
         grant

         Three years from date of     -     an additional 33 1/3 % of the
         grant                              total Option Shares



         The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan; provided however, that any option granted under this Plan shall in no event be exercised unless and until this Plan has been approved by the Company's stockholders as set forth in paragraph 4, but upon such approval the vesting shall become effective as of the date of the grant.

                  (b) Meetings. Notwithstanding subsection (a) of this Section 7, if a Board optionee fails to attend less than 80% of the Board meetings held in the twelve months prior to any vesting date, the number of shares vesting on such vesting date shall be reduced proportionately based on the percentage of Board meetings attended by such optionee.

                  (c) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

         8.       Termination of Option Rights.

                  (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be an employee of Company or a member of the Board, as the case may be, for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board or an employee may be exercised, to the extent it is then vested by the optionee within ninety days after such event.

                  (b) In the event that an optionee ceases to be an employee of the Company or a member of the Board, as the case may be, by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) for a period of one year thereafter. Any options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors or an employee may be exercised, to the extent any portion of such options are then exercisable, by the Optionee at any time prior to the scheduled expiration date of the option. Notwithstanding the foregoing, in the event any Optionee (i) ceases to be a member of the Board of Directors at the request of the Company, (ii) is removed without cause, or (iii) otherwise does not stand for nomination or re-election as a director of the Company at the request of the Company, then any portion of any Option granted to such Optionee which is not then exercisable shall be accelerated and such Option shall be fully exercisable by the Optionee at any time prior to the scheduled expiration date. No portion of this Option may be exercised if the Optionee is removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or polices of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board of Directors).

         9. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to FOCUS Enhancements, Inc., 600 Research Drive, Wilmington, Massachusetts, at its principal executive offices, or other such address as Optionee may be informed from time to time, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determine in accordance with the provisions of paragraph 5 or (c) consistent with applicable law , through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

         10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

                  (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivisions, combination or stock dividend.

                  (b)  Recapitalization  Adjustments.  If the  Company  is to be
consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full twenty (20) days prior to the effective date of such event. In the event of a reorganization, re-capitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionees and preserve, without exceeding, the value of such options, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

                  (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 11, and its determination shall be conclusive.

         11. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1993 or any state securities laws.

         12. Representations of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1993).

         13. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the committee and the officer executing it.

         14. Termination and Amendment of Plan. Options may no longer be granted under this Plan after September 1, 2008, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

         15. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect to amounts considered to be compensation includible in the optionee's gross income.

         16. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

         17. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Approved by Board of Directors of the Company:  September 1, 1998.

Approved by the Stockholders of the Company: